AXA PREMIER VIP TRUST –TARGETED STRATEGIES PORTFOLIOS

SUPPLEMENT DATED SEPTEMBER 21, 2015 TO THE PROSPECTUS DATED MAY 1, 2015, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2015, for the Targeted Strategies Portfolios (“Charter Allocation Portfolios”), as supplemented, of AXA Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a reduction in the fee rates payable by the Charter Allocation Portfolios for administrative services.

Effective October 1, 2015, the last paragraph in the section of the Prospectus entitled “Management Team – Management Fees” is deleted in its entirety and replaced with the following information:

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Charter Allocation Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Charter Allocation Portfolios are aggregated with those of the Trust’s AXA Allocation Portfolios and Target Allocation Portfolios, which are offered in other prospectuses. The asset-based administration fee is equal to an annual rate of 0.150% of the first $20 billion of the aggregate average daily net assets of the Charter Allocation Portfolios, AXA Allocation Portfolios and Target Allocation Portfolios; 0.125% on the next $5 billion; and 0.100% thereafter. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for certain Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Charter Allocation Portfolio. In this connection, the Manager’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative effect on its revenues and/or profits.